VALCOM, INC.

                  VALENCIA ENTERTAINMENT INTERNATIONAL, L.L.C.

                          SECURITIES PURCHASE AGREEMENT



                                  May __, 2002














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                                            TABLE OF CONTENTS

                                                                                                               Page

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1.       AGREEMENT TO SELL AND PURCHASE...........................................................................1

2.       FEES AND WARRANT.........................................................................................1

3.       CLOSING, DELIVERY AND PAYMENT............................................................................2

         3.1      Closing.........................................................................................2

         3.2      Delivery........................................................................................2

4.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY............................................................3

         4.1      Organization, Good Standing and Qualification...................................................3

         4.2      Subsidiaries....................................................................................3

         4.3      Capitalization; Voting Rights...................................................................3

         4.4      Authorization; Binding Obligations..............................................................4

         4.5      Liabilities.....................................................................................4

         4.6      Agreements; Action..............................................................................4

         4.7      Obligations to Related Parties..................................................................5

         4.8      Changes.........................................................................................5

         4.9      Title to Properties and Assets; Liens, Etc......................................................7

         4.10     Intellectual Property...........................................................................7

         4.11     Compliance with Other Instruments...............................................................7

         4.12     Litigation......................................................................................8

         4.13     Tax Returns and Payments........................................................................8

         4.14     Employees.......................................................................................8

         4.15     Registration Rights and Voting Rights...........................................................8

         4.16     Compliance with Laws; Permits...................................................................9

         4.17     Environmental and Safety Laws...................................................................9

         4.18     Valid Offering..................................................................................9

         4.19     Full Disclosure.................................................................................9

         4.20     Insurance......................................................................................10

         4.21     SEC Reports....................................................................................10

         4.22     No Market Manipulation.........................................................................10

         4.23     Listing........................................................................................10

         4.24     No Integrated Offering.........................................................................10
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         4.25     Stop Transfer..................................................................................10

         4.26     Dilution.......................................................................................11

5.       REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS........................................................11

         5.1      Requisite Power and Authority..................................................................11

         5.2      Investment Representations.....................................................................11

         5.3      Purchaser Bears Economic Risk..................................................................11

         5.4      Acquisition for Own Account....................................................................11

         5.5      Purchaser Can Protect Its Interest.............................................................11

         5.6      Accredited Investor............................................................................12

         5.7      Legends........................................................................................12

         5.8      No Shorting....................................................................................12

6.       COVENANTS OF THE COMPANY................................................................................13

         6.1      Stop-Orders....................................................................................13

         6.2      Listing........................................................................................13

         6.3      Market Regulations.............................................................................13

         6.4       Reporting Requirements........................................................................13

         6.5      Use of Funds...................................................................................14

         6.6      Access to Facilities...........................................................................14

         6.7      Taxes..........................................................................................14

         6.8      Insurance......................................................................................14

         6.9      Intellectual Property..........................................................................14

         6.10     Properties.....................................................................................14

         6.11     Confidentiality................................................................................15

         6.12     Required Approvals.............................................................................15

         6.13     Reissuance of Securities.......................................................................15

         6.14     Opinion........................................................................................16

7.       COVENANTS OF THE COMPANY AND PURCHASERS REGARDING INDEMNIFICATION.......................................16

         7.1      Company Indemnification........................................................................16

         7.2      Purchaser's Indemnification....................................................................16

         7.3      Procedures.....................................................................................16
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8.       CONVERSION OF CONVERTIBLE NOTE..........................................................................16

         8.1      Mechanics of Conversion........................................................................17

         8.2      Mandatory Redemption...........................................................................18

         8.3      Maximum Conversion.............................................................................18

         8.4      Injunction - Posting of Bond...................................................................18

         8.5      Buy-In.........................................................................................19

         8.6      Optional Redemption............................................................................19

9.       REGISTRATION RIGHTS.....................................................................................20

         9.1      Registration Rights Granted....................................................................20

         9.2      Registration Procedures........................................................................21

         9.3      Provision of Documents.........................................................................22

         9.4      Non-Registration Events........................................................................23

         9.5      Expenses.......................................................................................24

         9.6      Indemnification and Contribution...............................................................24

10.      OFFERING RESTRICTIONS...................................................................................26

11.      SECURITY INTEREST.......................................................................................26

12.      MISCELLANEOUS...........................................................................................26

         12.1     Governing Law..................................................................................26

         12.2     Survival.......................................................................................27

         12.3     Successors and Assigns.........................................................................27

         12.4     Entire Agreement...............................................................................27

         12.5     Severability...................................................................................27

         12.6     Amendment and Waiver...........................................................................27

         12.7     Delays or Omissions............................................................................27

         12.8     Notices........................................................................................28

         12.9     Attorneys' Fees................................................................................28

         12.10    Titles and Subtitles...........................................................................28

         12.11    Counterparts...................................................................................28

         12.12    Broker's Fees..................................................................................28

         12.13    Indemnification................................................................................28

         12.14    Construction...................................................................................28
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                                  VALCOM, INC.
                  VALENCIA ENTERTAINMENT INTERNATIONAL, L.L.C.
                          SECURITIES PURCHASE AGREEMENT


         THIS SECURITIES PURCHASE AGREEMENT (the "Agreement") is made and entered into as of May ___, 2002, by and among ValCom, Inc., a Delaware corporation ("ValCom"), Valencia Entertainment International, L.L.C., a California limited liability company and a wholly owned subsidiary of ValCom ("Valencia" and, collectively with ValCom, the "Company"), and Laurus Master Fund, Ltd. a Cayman Islands company (the "Purchaser").

                                    RECITALS

         WHEREAS, the Company has authorized the sale of a Convertible Note in an aggregate principal amount of up to $2,000,000 (the "Note"), convertible into shares of ValCom's common stock, $.001 par value per share (the "Common Stock");

         WHEREAS, the Company wishes to issue a warrant (the "Warrant") to the Purchaser to purchase shares of the Common Stock in connection with Purchaser's purchase of the Note;

        WHEREAS, Purchaser desires to purchase the Note and Warrant on the terms and conditions set forth herein; and

         WHEREAS, the Company desires to issue and sell the Note and Warrant to Purchaser on the terms and conditions set forth herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. AGREEMENT TO SELL AND PURCHASE. Pursuant to the terms and conditions set forth in this Agreement, on the Closing Date (as defined in Section 3), the Company agrees to sell to the Purchaser, and the Purchaser hereby agrees to purchase from the Company a Note in the amount of up to $2,000,000 convertible in accordance with the terms thereof into shares of the Common Stock. The Note purchased on the Closing Date shall be known as the "Offering." The form of Note is annexed hereto as Exhibit A. The Note will have a Maturity Date (as defined in the Note) two years from the date of issuance. Collectively, the Note and Warrant (as defined in Section 2) and Common Stock issuable in payment of the Note upon conversion of the Note and upon exercise of the Warrant are referred to as the "Securities."

     2. FEES AND WARRANT.

     (a) The Company will issue and deliver to the Purchaser a Warrant to purchase 300,000 shares of the Common Stock in connection with the Offering (the "Warrant") pursuant to Section 1 hereof. The Warrant must be delivered on the Closing Date. A form of Warrant is annexed hereto as Exhibit B. The per share "Purchase Price" of Common Stock as defined in the Warrants shall be as set forth in the Warrant. All the representations, covenants, warranties, undertakings, and indemnification, and other rights made or granted to or for the benefit of the Purchaser by the Company are hereby also made and granted in respect of the Warrant and shares of the Common Stock issuable upon exercise of the Warrant (the "Warrant Shares").
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     (b) The Company shall reimburse the Purchaser for its reasonable legal fees for services rendered to the Purchaser in preparation of this Agreement and the Related Agreements, and expenses in connection with the Purchaser's due diligence review of the Company and relevant matters. Amounts required to be paid hereunder will be paid at the Closing and shall not exceed $20,000.

     (c) The Company will pay a cash fee in the amount of seven percent (7%) of the aggregate gross purchase price to be paid to the Company from the sale of
Note in the Offering (the "Fund Management Fee") to Laurus Capital Management, L.L.C., a Delaware limited liability company. The Fund Management Fee must be paid on the Closing Date. The aforementioned Fund Management Fee and legal fees will be payable at the Closing out of funds held pursuant to a Funds Escrow Agreement to be entered into by the Company, Purchaser and an Escrow Agent (the "Funds Escrow Agreement").

     3. CLOSING, DELIVERY AND PAYMENT.

     3.1 Closing. Subject to the terms and conditions herein, the closing of the transactions contemplated hereby (the "Closing"), shall take place on the date hereof, at such time or place as the Company and Purchaser may mutually agree (such date is hereinafter referred to as the "Closing Date").

     3.2 Delivery. Pursuant to the Funds Escrow Agreement, at the Closing, subject to the terms and conditions hereof, the Company will deliver to the Escrow Agent, among other things, a Note in the form attached as Exhibit A representing the principal amount of up to $2,000,000 and a Common Stock Purchase Warrant in the form attached as Exhibit B in the Purchaser's name representing 300,000 Warrant Shares and the Purchaser will deliver to the Escrow Agent, among other things, up to $2,000,000, by certified funds or wire transfer made payable to the order of the Escrow Agent.

     4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     The Company hereby represents and warrants to the Purchaser as of the date of this Agreement as set forth below.

     4.1 Organization, Good Standing and Qualification. ValCom is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Valencia is a company duly organized, validly existing and in good standing under the laws of the State of California. The Company has the corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement, the Warrant to be issued in connection with this Agreement, the Funds Escrow Agreement, the Security Agreement, the Deed of Trust, and all other agreements referred to herein (collectively, the "Related Agreements"), to issue and sell the Note and the shares of Common Stock issuable
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upon conversion of the Note (the "Note Shares"), to issue and sell the Warrant and the Warrant Shares, and to carry out the provisions of this Agreement and the Related Agreements and to carry on its business as presently conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business.

     4.2 Subsidiaries. Except as disclosed on Schedule 4.2, the Company does not own or control any equity security or other interest of any other corporation, limited partnership or other business entity. If any entity is listed on
Schedule 4.2 and the Company owns a controlling interest in such entity, each of the representations and warranties set forth in this Section 4 are being hereby restated with respect to such entity (modified as appropriate to the nature of such entity.)

     4.3 Capitalization; Voting Rights.

     (a) The authorized capital stock of ValCom, as of May __, 2002, consists of
(i) 100,000,000 shares of Common Stock, $.001 par value per share, ____________ shares of which are issued and outstanding and 10,000,000 shares of Preferred Stock, $.001 par value per share, _______________of which are issued and outstanding.

     (b) Other than (i) the shares reserved for issuance under the ValCom's stock option plans; and (ii) shares which may be granted pursuant to this Agreement and the Related Agreements, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or stockholder agreements, or arrangements or agreements of any kind for the purchase or acquisition from the Company of any of its securities. Neither the offer, issuance or sale of any of the Note or Warrant, or the issuance of any of the Note Shares or Warrant Shares, nor the consummation of any transaction contemplated hereby will result in a change in the price or number of any securities of the Company outstanding, under anti-dilution or other similar provisions contained in or affecting any such securities.

     (c) All issued and outstanding shares of the Common Stock (i) have been duly authorized and validly issued and are fully paid and nonassessable and (ii) were issued in compliance with all applicable state and federal laws concerning the issuance of securities.

     (d) The rights, preferences, privileges and restrictions of the shares of the Common Stock are as stated in ValCom's Certificate of Incorporation (the "Charter"). The Note Shares and Warrant Shares have been duly and validly reserved for issuance. When issued in compliance with the provisions of this Agreement and the Charter, the Securities will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however, that the Securities may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.
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     (e) No stock plan, stock purchase, stock option or other agreement or understanding between the Company and any holder of any equity securities or rights to purchase equity securities provides for acceleration or other changes in the vesting provisions or other terms of such agreement or understanding as the result of any merger, consolidated sale of stock or assets, change in control or any other transaction(s) by the Company, including the transactions contemplated hereunder.

     4.4 Authorization; Binding Obligations. All corporate action on the part of the Company, its officers and directors necessary for the authorization of this Agreement and the Related Agreements, the performance of all obligations of the Company hereunder at the Closing and the authorization, sale, issuance and delivery of the Note and Warrant has been taken or will be taken prior to the Closing. The Agreement and the Related Agreements, when executed and delivered, will be valid and binding obligations of the Company enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, and (b) general principles of equity that restrict the availability of equitable remedies. The sale of the Note and the subsequent conversion of the Note into Note Shares are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with. The sale of the Warrant and the subsequent exercise of the Warrant for Warrant Shares are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with. The Note and the Warrant, when executed and delivered in accordance with the terms of this Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their respective terms.

     4.5 Liabilities. The Company has no material liabilities and, to the best of its knowledge, knows of no material contingent liabilities, except current liabilities incurred in the ordinary course of business which have not been, either in any individual case or in the aggregate, material.

     4.6 Agreements; Action.

     (a) There are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or to its knowledge by which it is bound which may involve (i) obligations (contingent or otherwise) of, or payments to, the Company in excess of $50,000 (other than obligations of, or payments to, the Company arising from purchase or sale agreements entered into in the ordinary course of business), or
(ii) the transfer or license of any patent, copyright, trade secret or other proprietary right to or from the Company (other than licenses arising from the purchase of "off the shelf" or other standard products), or (iii) provisions restricting the development, manufacture or distribution of the Company's products or services, or (iv) indemnification by the Company with respect to infringements of proprietary rights.

     (b) The Company has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or any other liabilities individually in excess of $50,000 or, in the case of indebtedness and/or liabilities individually less than $50,000, in excess of $100,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

     (c) For the purposes of subsections (a) and (b) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

     4.7 Obligations to Related Parties. There are no obligations of the Company to officers, directors, stockholders or employees of the Company other than (a) for payment of salary for services rendered, (b) reimbursement for reasonable expenses incurred on behalf of the Company, (c) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company) and (d) obligations listed in the Company's financial statements. None of the officers, directors or stockholders of the Company, or any members of their immediate families, are indebted to the Company. Except as described above, none of the officers, directors or, to the best of the Company's knowledge, key employees or stockholders of the Company or any members of their immediate families, are indebted to the Company or have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation which competes with the Company, other than passive investments in publicly traded companies (representing less than 1% of such company) which may compete with the Company. Except as described above, no officer, director or stockholder, or any member of their immediate families, is, directly or indirectly, interested in any material contract with the Company and no agreements, understandings or proposed transactions are contemplated between the Company and any such person. The Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

     4.8 Changes. Since December 31, 2001, there has not been:

     (a) Any change in the assets, liabilities, financial condition, prospects or operations of the Company, other than changes in the ordinary course of business, none of which individually or in the aggregate has had or is reasonably expected to have a material adverse effect on such assets, liabilities, financial condition, prospects or operations of the Company;

     (b) Any resignation or termination of any officer, key employee or group of employees of the Company;

     (c) Any material change, except in the ordinary course of business, in the contingent obligations of the Company by way of guaranty, endorsement, indemnity, warranty or otherwise;

     (d) Any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the properties, business or prospects or financial condition of the Company;

     (e) Any waiver by the Company of a valuable right or of a material debt owed to it;

     (f) Any direct or indirect loans made by the Company to any stockholder, employee, officer or director of the Company, other than advances made in the ordinary course of business;

     (g) Any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder;

     (h) Any declaration or payment of any dividend or other distribution of the assets of the Company;

     (i) Any labor organization activity related to the Company;

     (j) Any debt, obligation or liability incurred, assumed or guaranteed by the Company, except those for immaterial amounts and for current liabilities incurred in the ordinary course of business;

     (k) Any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets;

     (l) Any change in any material agreement to which the Company is a party or by which it is bound which may materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company;

     (m) Any other event or condition of any character that, either individually or cumulatively, has or may materially and adversely affect the business, assets, liabilities, financial condition, prospects or operations of the Company; or

     (n) Any arrangement or commitment by the Company to do any of the acts described in subsection (a) through (m) above.

     4.9 Title to Properties and Assets; Liens, Etc. (a) The Company has good and marketable title to its properties and assets, and good title to its leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than (a) those resulting from taxes which have not yet become delinquent, (b) minor liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company, and (c) those that have otherwise arisen in the ordinary course of business. All facilities, machinery, equipment, fixtures, vehicles and other properties owned, leased or used by the Company are in good operating condition and repair and are reasonably fit and usable for the purposes for which they are being used. The Company is in compliance with all material terms of each lease to which it is a party or is otherwise bound.

     (b) There are no leases of the property whose address is 26030 Avenue Hall, Valencia California 91355, except as to: (a) that certain facilities agreement dated _______ between Valencia, or its predecessor in interest, and [Paramount];
(b) that certain facilities agreement dated _____ between Valencia, or its predecessor in interest and [Saban]; that certain unrecorded lease purportedly by and between Valencia and itself as identified in that certain Subordination Agreement recorded against the Mortgaged Property on December 30, 1999 as instrument number 99-2400874 in the official records of the recorder's office in and for the County of Los Angeles ("Valencia Lease"). Valencia concurrently herewith shall execute and deliver the Subordination Agreement in favor of the Purchaser as to the Valencia Lease. Further, Valencia shall obtain from the other parties to the above mentioned facilities agreements their execution of the Subordination and Nondisturbance Agreement in favor of Purchaser concurrently submitted herewith within ten (10) days of the date hereof. It shall be an Event of Default under the Note if such fully executed Subordination and Nondisturbance Agreements are not so obtained within the time frame set forth herein. Upon receipt of the fully executed Subordination and Nondisturbance Agreements, the Purchaser shall fund the remaining $500,000, so that the aggregate investment made by the Purchaser pursuant to this Agreement shall be no more than $2,000,000.

     4.10 Intellectual Property.

     (a) The Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes necessary for its business as now conducted and to the Company's knowledge as presently proposed to be conducted (the "Intellectual Property"), without any known infringement of the rights of others. There are no outstanding options, licenses or agreements of a*ny kind relating to the foregoing proprietary rights, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of "off the shelf" or standard products.

     (b) The Company has not received any communications alleging that the Company has violated any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity, nor is the Company aware of any basis therefor.

     (c) The Company does not believe it is or will be necessary to utilize any inventions, trade secrets or proprietary information of any of its employees made prior to their employment by the Company, except for inventions, trade secrets or proprietary information that have been rightfully assigned to the Company.

     4.11 Compliance with Other Instruments. The Company is not in violation or default of any term of the Charter or Bylaws or other organizational documents, or of any provision of any mortgage, indenture, contract, agreement, instrument or contract to which it is party or by which it is bound or of any judgment, decree, order or writ. The execution, delivery and performance of and compliance with this Agreement and the Related Agreements, and the issuance and sale of Securities pursuant hereto, will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any such term or provision, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

     4.12 Litigation. There is no action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened against the Company that questions the validity of this Agreement or the Related Agreements or the right of the Company to enter into any of such agreements, or to consummate the transactions contemplated hereby or thereby, or which might result, either individually or in the aggregate, in any material adverse change in the assets, condition, affairs or prospects of the Company, financially or otherwise, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for any of the foregoing. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

     4.13 Tax Returns and Payments. The Company has timely filed all tax returns (federal, state and local) required to be filed by it. All taxes shown to be due and payable on such returns, any assessments imposed, and to the Company's knowledge all other taxes due and payable by the Company on or before the Closing, have been paid or will be paid prior to the time they become delinquent. The Company has not been advised (a) that any of its returns, federal, state or other, have been or are being audited as of the date hereof, or (b) of any deficiency in assessment or proposed judgment to its federal, state or other taxes. The Company has no knowledge of any liability of any tax to be imposed upon its properties or assets as of the date of this Agreement that is not adequately provided for.

     4.14 Employees. The Company has no collective bargaining agreements with any of its employees. There is no labor union organizing activity pending or, to the Company's knowledge, threatened with respect to the Company. The Company is not a party to or bound by any currently effective employment contract, deferred compensation arrangement, bonus plan, incentive plan, profit sharing plan, retirement agreement or other employee compensation plan or agreement. To the Company's knowledge, no employee of the Company, nor any consultant with whom the Company has contracted, is in violation of any term of any employment contract, proprietary information agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, the Company because of the nature of the business to be conducted by the Company; and to the Company's knowledge the continued employment by the Company of its present employees, and the performance of the Company's contracts with its independent contractors, will not result in any such violation. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Company. The Company has not received any notice alleging that any such violation has occurred. No employee of the Company has been granted the right to continued employment by the Company or to any material compensation following termination of employment with the Company. The Company is not aware that any officer, key employee or group of employees intends to terminate his, her or their employment with the Company, nor does the Company have a present intention to terminate the employment of any officer, key employee or group of employees.

     4.15 Registration Rights and Voting Rights. The Company is presently not under any obligation, and has not granted any rights, to register any of the Company's presently outstanding securities or any of its securities that may hereafter be issued. To the Company's knowledge, no stockholder of the Company has entered into any agreement with respect to the voting of equity securities of the Company.

     4.16 Compliance with Laws; Permits. To its knowledge, the Company is not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties which violation would materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery of this Agreement and the issuance of any of the Securities, except such as has been duly and validly obtained or filed, or with respect to any filings that must be made after the Closing, as will be filed in a timely manner. The Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects or financial condition of the Company.

     4.17 Environmental and Safety Laws. The Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation. No Hazardous Materials (as defined below) are used or have been used, stored, or disposed of by the Company or, to the Company's knowledge, by any other person or entity on any property owned, leased or used by the Company. For the purposes of the preceding sentence, "Hazardous Materials" shall mean (a) materials which are listed or otherwise defined as "hazardous" or "toxic" under any applicable local, state, federal and/or foreign laws and regulations that govern the existence and/or remedy of contamination on property, the protection of the environment from contamination, the control of hazardous wastes, or other activities involving hazardous substances, including building materials, or (b) any petroleum products or nuclear materials.

     4.18 Valid Offering. Assuming the accuracy of the representations and warranties of the Purchaser contained in this Agreement, the offer, sale and issuance of the Securities will be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

     4.19 Full Disclosure. The Company has provided the Purchaser with all information requested by the Purchaser in connection with its decision to purchase the Note and Warrant, including all information the Company believes is reasonably necessary to make such investment decision. Neither this Agreement, the exhibits and schedules hereto, the Related Agreements nor any other document delivered by the Company to Purchaser or its attorneys or agents in connection herewith or therewith or with the transactions contemplated hereby or thereby, contain any untrue statement of a material fact nor omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances in which they are made, not misleading. Any financial projections and other estimates provided to the Purchaser by the Company were based on the Company's experience in the industry and on assumptions of fact and opinion as to future events which the Company, at the date of the issuance of such projections or estimates, believed to be reasonable. As of the date hereof no facts have come to the attention of the Company that would, in its opinion, require the Company to revise or amplify in any material respect the assumptions underlying such projections and other estimates or the conclusions derived therefrom.

     4.20 Insurance. The Company has general commercial, product liability, fire and casualty insurance policies with coverage customary for companies similarly situated to the Company.

     4.21 SEC Reports. The Company has filed all proxy statements, reports and other documents required to be filed by it under the Exchange Act. The Company has furnished the Purchaser with copies of (i) its Annual Report on Form 10-K for the fiscal year ended September 30, 2001, (ii) its Quarterly Report on Form 10-Q for the fiscal quarter ended March 30, 2002 and (iii) its Proxy Statement dated January 23, 2002 (collectively, the "SEC Reports"). Each SEC Report was in substantial compliance with the requirements of its respective form and none of the SEC Reports, nor the financial statements (and the notes thereto) included in the SEC Reports, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     4.22 No Market Manipulation. The Company has not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock of the Company to facilitate the sale or resale of any of the Securities being offered hereby or affect the price at which any of the Securities being offered hereby may be issued.

     4.23 Listing. The Common Stock is listed for trading on the OTC Bulletin Board and satisfies all requirements for the continuation of such listing. The Company has not received any notice that its Common Stock will be delisted from the OTC Bulletin Board or that the Common Stock does not meet all requirements for the continuation of such listing.

     4.24 No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act which would prevent the Company from selling the Securities pursuant to Rule 506 under the Securities Act, or any applicable exchange-related stockholder approval provisions. Nor will the Company or any of its affiliates or subsidiaries take any action or steps that would cause the offering of the Securities to be integrated with other offerings.

     4.25 Stop Transfer. The Securities are restricted securities as of the date of this Agreement. The Company will not issue any stop transfer order or other order impeding the sale and delivery of any of the Securities at such time as the Securities are registered for public sale or an exemption from registration is available, except as required by federal securities laws.

     4.26 Dilution. The number of shares of Common Stock issuable upon conversion of the Note and exercise of the Warrant may increase substantially in certain circumstances, including, but not necessarily limited to, the circumstance wherein the trading price of the Common Stock declines prior to conversion or exercise of such securities. The Company understands the nature of the Securities being sold hereby and recognize that they may have a potential dilutive effect. The Board of Directors of the Company has concluded, in its good faith business judgment, that such issuance is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue the shares of Common Stock upon conversion of the Note and exercise of the Warrant is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company.

5.       REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

     The Purchaser hereby represents and warrants to the Company as follows (such representations and warranties do not lessen or obviate the representations and warranties of the Company set forth in this Agreement):

     5.1 Requisite Power and Authority. Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and the Related Agreements and to carry out their provisions. All action on Purchaser's part required for the lawful execution and delivery of this Agreement and the Related Agreements have been or will be effectively taken prior to the Closing. Upon their execution and delivery, this Agreement and the Related Agreements will be valid and binding obligations of Purchaser, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, and (b) as limited by general principles of equity that restrict the availability of equitable remedies.

     5.2 Investment Representations. Purchaser understands that the Securities are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Purchaser's representations contained in the Agreement, including, without limitation, that the Purchaser is an "accredited investor" within the meaning of Regulation D under the Securities Act.

     5.3 Purchaser Bears Economic Risk. Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Purchaser must bear the economic risk of this investment until the Securities are sold pursuant to (i) an effective registration statement under the Securities Act, or (ii) an exemption from registration is available.

     5.4 Acquisition for Own Account. Purchaser is acquiring the Note and Warrant and the Note Shares and the Warrant Shares for Purchaser's own account for investment only, and not with a view towards their distribution.

     5.5 Purchaser Can Protect Its Interest. Purchaser represents that by reason of its, or of its management's, business and financial experience, Purchaser has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement, and the Related Agreements. Further, Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement or the Related Agreements.

     5.6 Accredited Investor. Purchaser represents that it is an accredited investor within the meaning of Regulation D under the Securities Act.

     5.7 Legends.

     (a) The Note shall bear substantially the following legend until the Note and Note Shares are covered by an effective registration statement filed with the SEC:

                  "THIS NOTE AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR, IF APPLICABLE, STATE SECURITIES LAWS. THIS NOTE AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE OR SUCH SHARES UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO VALCOM, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

     (b) The Note Shares and the Warrant Shares shall bear a legend which shall be in substantially the following form until such shares are covered by an effective registration statement filed with the SEC:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR IF APPLICABLE, STATE SECURITIES LAWS. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND APPLICABLE STATE LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO VALCOM, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

     (c) The Warrant shall bear substantially the following legend:

                  "THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT OR THE UNDERLYING SHARES OF COMMON STOCK UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO VALCOM, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

     5.8 No Shorting. The Purchaser will not and will not cause any person or entity to engage in "short sales" of the Company's Common Stock.


     6. COVENANTS OF THE COMPANY. The Company covenants and agrees with the Purchaser as follows:

     6.1 Stop-Orders. The Company will advise the Purchaser, promptly after it receives notice of issuance by the Securities and Exchange Commission (the "SEC"), any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

     6.2 Listing. The Company shall promptly secure the listing of the shares of Common Stock issuable upon conversion of the Note and upon the exercise of the Warrant upon the on the Pink Sheets, the NASD OTC Bulletin Board, NASDAQ SmallCap Market, NASDAQ National Market, American Stock Exchange or California Stock Exchange (the "Principal Market") upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain such listing so long as any other shares of Common Stock shall be so listed. The Company will maintain the listing of its Common Stock on a Principal Market, and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers ("NASD") and such exchanges, as applicable. The Company will provide the Purchaser copies of all notices it receives notifying the Company of the threatened and actual delisting of the Common Stock from any Principal Market.

     6.3 Market Regulations. The Company shall notify the SEC, NASD and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to Purchaser and promptly provide copies thereof to Purchaser.

     6.4 Reporting Requirements. The Company will timely file with the SEC all reports required to be filed pursuant to the Exchange Act and refrain from terminating its status as an issuer required by the Exchange Act to file reports thereunder even if the Exchange Act or the rules or regulations thereunder would permit such termination. In addition, within 15 days after the end of each calendar month, the Company will provide to the Purchaser a monthly cash flow statement for the immediately preceding month.

     6.5 Use of Funds. The Company agrees that it will use the proceeds of the sale of the Note and Warrant for general corporate purposes only, in the ordinary course of its business and consistent with past practice and, without limiting the generality of the foregoing, shall not use such proceeds to make a loan to any employee, officer, director or stockholder of the Company, to repay any loan or other obligation of the Company or to repurchase or pay a dividend on shares of Common Stock or other securities of the Company (in any such case, regardless of whether such loan or payment was authorized by the Company's Board of Directors prior to the date hereof), other than any such repurchase or payment explicitly required, permitted or contemplated by the terms of this Agreement or the other Related Agreements.

     6.6 Access to Facilities. The Company will permit any representatives designated by the Purchaser (or any transferee of the Purchaser), so long as such person holds any Securities upon reasonable notice and during normal business hours, at such person's expense and accompanied by a representative of the Company, to (a) visit and inspect any of the properties of the Company, (b) examine the corporate and financial records of the Company (unless such examination is not permitted by federal, state or local law or by contract) and make copies thereof or extracts therefrom and (c) discuss the affairs, finances and accounts of any such corporations with the directors, officers and independent accountants of the Company.

     6.7 Taxes. The Company will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefor.

     6.8 Insurance. The Company will keep its assets which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in the Company's line of business, in amounts sufficient to prevent the Company from becoming a co-insurer and not in any event less than 100% of the insurable value of the property insured; and the Company will maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated and to the extent available on commercially reasonable terms.

     6.9 Intellectual Property. The Company shall maintain in full force and effect its corporate existence, rights and franchises and all licenses and other rights to use Intellectual Property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business.

     6.10 Properties. The Company will keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto; and the Company will at all times comply with each provision of all leases to which it is a party or under which it occupies property if the breach of such provision could reasonably be expected to have a material adverse effect.

     6.11 Confidentiality. The Company agrees that it will not disclose, and will not include in any public announcement, the name of the Purchaser, unless expressly agreed to by the Purchaser or unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.

     6.12 Required Approvals. For so long as at least 20% of the principal amount of the Note is outstanding, the Company, without the prior written consent of the Purchaser, shall not:

     (a) directly or indirectly declare or pay any dividends or make any distributions upon any of its capital stock or other equity securities (or any securities directly or indirectly convertible into or exercisable or exchangeable for equity securities);

     (b) liquidate, dissolve or effect a recapitalization, reclassification or reorganization in any form of transaction (including, without limitation, any reorganization into a limited liability company, a partnership or any other non-corporate entity which is treated as a partnership for federal income tax purposes or a stock split or "reverse" stock split of the Common Stock);

     (c) become subject to (including, without limitation, by way of amendment to or modification of) any agreement or instrument which by its terms would (under any circumstances) restrict the Company's right to perform the provisions of this Agreement or any of the agreements contemplated thereby;

     (d) consent to or implement any termination, amendment, modification, supplement or waiver of (a) the certificate or articles of incorporation, bylaws, regulations or other constitutional documents of the Company or any subsidiary or (b) any material contract to which it is a party; provided, however, that such documents may be amended or modified if and to the extent that such amendment or modification is not substantive or material and could not be adverse to the Company or the Purchaser; or

     (e) materially alter or change the business of the Company.

     6.13 Reissuance of Securities. The Company agrees to reissue certificates representing the Securities without the legends set forth in Section 5.7 above at such time as (a) the holder thereof is permitted to dispose of such Securities pursuant to Rule 144(k) under the Securities Act, or (b) upon resale subject to an effective registration statement after such Securities are registered under the Securities Act. The Company agrees to cooperate with the Purchaser in connection with all resales pursuant to Rule 144(d) and Rule 144(k) and provide legal opinions necessary to allow such resales provided the Company and its counsel receive reasonably requested representations from the selling Purchaser and broker, if any.

     6.14 Opinion. On the Closing Date, the Company will deliver to the Purchaser an opinion acceptable to the Purchaser from the Company's legal counsel in the form annexed hereto as Exhibit D. The Company will provide, at the Company's expense, such other legal opinions in the future as are reasonably necessary for the conversion of the Note and exercise of the Warrant.

     7. COVENANTS OF THE COMPANY AND PURCHASER REGARDING INDEMNIFICATION.

     7.1 Company Indemnification. The Company agrees to indemnify, hold harmless, reimburse and defend Purchaser, each of Purchaser's officers, directors, agents, affiliates, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Purchaser which results, arises out of or is based upon (i) any misrepresentation by Company or breach of any warranty by Company in this Agreement or in any exhibits or schedules attached hereto or any Related Agreement, or (ii) any breach or default in performance by Company of any covenant or undertaking to be performed by Company hereunder, or any other agreement entered into by the Company and Purchaser relating hereto.

     7.2 Purchaser's Indemnification. Purchaser agrees to indemnify, hold harmless, reimburse and defend the Company and each of the Company's officers, directors, agents, affiliates, control persons and principal shareholders, at all times against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company which results, arises out of or is based upon (i) any misrepresentation by Purchaser or breach of any warranty by Purchaser in this Agreement or in any exhibits or schedules attached hereto or any Related Agreement; or (ii) any breach or default in performance by Purchaser of any covenant or undertaking to be performed by Purchaser hereunder, or any other agreement entered into by the Company and Purchaser relating hereto.

     7.3 Procedures. The procedures and limitations set forth in Section 9.6 shall apply to the indemnifications set forth in Sections 7.1 and 7.2 above.

     8. CONVERSION OF CONVERTIBLE NOTE.

     8.1 Mechanics of Conversion.

     (a) Provided the Purchaser has notified the Company of the Purchaser's intention to sell the Note Shares and the Note Shares are included in an effective registration statement or are otherwise exempt from registration when sold: (i) Upon the conversion of the Note or part thereof, the Company shall, at its own cost and expense, take all necessary action (including the issuance of an opinion of counsel) to assure that the Company's transfer agent shall issue stock certificates in the name of the Purchaser (or its nominee) or such other persons as designated by the Purchaser and in such denominations to be specified representing the number of Note Shares issuable upon such conversion; and (ii) The Company warrants that no instructions other than these instructions have been or will be given to the transfer agent of the Common Stock and that the Note Shares issued will be unlegended, free-trading, and freely transferable, and will not contain a legend restricting the resale or transferability of the Note Shares.

     (b) Purchaser will give notice of its decision to exercise its right to convert the Note or part thereof by telecopying or otherwise delivering an executed and completed notice of the number of shares to be converted to the Company (the "Notice of Conversion"). The Purchaser will not be required to surrender the Note until the Purchaser receives a certificate or certificates, as the case may be, representing the Note Shares or until the Note has been fully satisfied. Each date on which a Notice of Conversion is telecopied or delivered to the Company in accordance with the provisions hereof shall be deemed a "Conversion Date." The Company will or will cause the transfer agent to transmit the Common Stock certificates representing the shares issuable upon conversion of the Note (and a certificate representing the balance of the Note not so converted, if requested by Purchaser) to the Purchaser via express courier for receipt by such Purchaser within three business days after receipt by the Company of the Notice of Conversion (the "Delivery Date").

     (c) The Company understands that a delay in the delivery of the Note Shares in the form required pursuant to Section 8 hereof, or the Mandatory Redemption Payment described in Section 8.2 hereof, beyond the Delivery Date or Mandatory Redemption Payment Date (as defined in Section 8.2) could result in economic loss to the Purchaser. As compensation to the Purchaser for such loss, the Company agrees to pay late payments to the Purchaser for late issuance of the Note Shares in the form required pursuant to Section 8 hereof upon conversion of the Note or late payment of the Mandatory Redemption Payment, in the amount of $100 per business day after the Delivery Date or Mandatory Redemption Payment Date, as the case may be, for each $10,000 Note principal being converted or redeemed. The Company shall pay any payments incurred under this Section in immediately available funds upon demand. Furthermore, in addition to any other remedies which may be available to the Purchaser, in the event that the Company fails for any reason to effect delivery of the Note Shares by the Delivery Date or make payment by the Mandatory Redemption Payment Date, the Purchaser will be entitled to revoke all or part of the relevant Notice of Conversion or rescind all or part of the notice of Mandatory Redemption by delivery of a notice to such effect to the Company whereupon the Company and the Purchaser shall each be restored to their respective positions immediately prior to the delivery of such notice, except that late payment charges described above shall be payable through the date notice of revocation or rescission is given to the Company.

     (d) Nothing contained herein or in any document referred to herein or delivered in connection herewith shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest or dividends required to be paid or other charges hereunder exceed the maximum amount permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to a Purchaser and thus refunded to the Company.

     8.2 Mandatory Redemption. In the event the Company is unable to issue Note Shares on a Delivery Date or at any time when a Note is convertible, for any reason, then at the Purchaser's election, the Company must pay to the Purchaser five (5) business days after request by the Purchaser or on the Delivery Date (if requested by the Purchaser) a sum of money determined by multiplying the principal of the Note required to be converted and not so converted (or otherwise not convertible, as applicable) by 130%, together with accrued but unpaid interest thereon ("Mandatory Redemption Payment"). The Mandatory Redemption Payment must be received by the Purchaser on the same date as the Note Shares are otherwise deliverable or within five (5) business days after request, whichever is sooner ("Mandatory Redemption Payment Date"). Upon receipt of the Mandatory Redemption Payment, the corresponding Note principal and interest will be deemed paid and no longer outstanding.

     8.3 Maximum Conversion. The Purchaser shall not be entitled to convert on a Conversion Date that amount of a Note in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Purchaser on a Conversion Date, and
(ii) the number of shares of Common Stock issuable upon the conversion of the Note with respect to which the determination of this proviso is being made on a Conversion Date, which would result in beneficial ownership by the Purchaser of more than 4.99% of the outstanding shares of Common Stock of the Company on such Conversion Date. For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and Regulation 13d-3 thereunder. Subject to the foregoing, a Purchaser shall not be limited to aggregate conversions of only 4.99%. A Purchaser may void the conversion limitation described in this Section 8.3 upon 75 days prior notice to the Company. Upon an Event of Default under the Note, the conversion limitation in this Section 8.3 shall automatically become null and void.

     8.4 Injunction - Posting of Bond. In the event a Purchaser shall elect to convert a Note or part thereof, the Company may not refuse conversion for any reason, unless an injunction from a court, on notice, restraining and or enjoining conversion of all or part of said Note shall have been sought and obtained and the Company posts a surety bond for the benefit of the Purchaser in the amount of 130% of the amount of the Note, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Purchaser to the extent it obtains judgment.

     8.5 Buy-In. In addition to any other rights available to the Purchaser, if after receipt of a valid Notice of Conversion, the Company fails to deliver to the Purchaser within five (5) business days of the Delivery Date and if after giving written notice to the Company the Purchaser purchases (in an open market transaction) shares of Common Stock in the amount of the Note Shares which the Purchaser anticipated receiving upon such conversion (a "Buy-In"), then the Company shall pay in cash to the Purchaser (in addition to any remedies available to or elected by such Purchaser) the amount by which (A) the Purchaser's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (B) the aggregate principal and/or interest amount of the Note, for which such Notice ov Conversion was not timely honored, together with interest thereon at a rate of 15% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). For example, if the Purchaser purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of $10,000 of Note principal and/or interest, the Company shall be required to pay the Purchaser $1,000, plus interest. The Purchaser shall provide the Company written notice indicating the amounts payable to the Purchaser in respect of the Buy-In.

     8.6 Optional Redemption. The Company will have the option of redeeming any outstanding Note ("Optional Redemption") by paying to the Purchaser a sum of money as follows:


from the Closing Date through 30 days after the Closing Date - 102% from 31 days through 60 days after the Closing Date - 104%
from 61 days through 90 days after the Closing Date - 106%
from 91 days through 120 days after the Closing date -108%
from 121 days through 150 days after the Closing date -110%
from 151 days through 180 days after the Closing date -112%
after 180 days following the Closing Date - 125%


     of the principal amount of the Note together with accrued but unpaid interest thereon and any and all other sums due, accrued or payable to the Purchaser arising under this Agreement, Note or any other document delivered herewith ("Redemption Amount") outstanding on the day notice of redemption ("Notice of Redemption) is given to a Purchaser ("Redemption Date"). A Notice of Redemption may not be given in connection with any portion of Note for which notice of conversion has been given by the Purchaser at any time before receipt of a Notice of Redemption. The Purchaser may elect within five (5) business days after receipt of a Notice of Redemption to give the Company Notice of Conversion in connection with some or all of the Note principal and interest which was the subject of the Notice of Redemption. The Redemption Amount must be paid in good funds to the Purchaser no later than the seventh (7th) business day after the Redemption Date ("Optional Redemption Payment Date"). In the event the Company fails to pay the Redemption Amount by the Optional Redemption Payment Date, then the Redemption Notice will be null and void and the Company will thereafter have no further right to effect an Optional Redemption, and at the Purchaser's election, the Redemption Amount will be deemed a Mandatory Redemption Payment and the Optional Redemption Payment Date will be deemed a Mandatory Redemption Payment Date. Such failure will also be deemed an Event of Default under the Note. Any Notice of Redemption must be given to all holders of Note issued in connection with the Offering, in proportion to their holdings of Note principal on a Redemption Date. A Notice of Redemption may be given by the Company, provided no Event of Default, as described in the Note shall have occurred or be continuing. Note proceeds may not be used to effect an Optional Redemption.

     9. REGISTRATION RIGHTS.

     9.1 Registration Rights Granted. The Company hereby grants the following registration rights to the Purchaser.

     (a) For a period commencing 90 days after the Closing Date, but not later than four (4) years after the Closing Date (the "Request Date"), the Company, upon a written request ("Request for Registration") therefore from the Purchaser (the Note Shares and Warrant Shares issued or issuable upon conversion of the Note or exercise of the Warrant issued hereunder, being, the "Registrable Securities"), shall prepare and file with the SEC a registration statement under the Securities Act covering the Registrable Securities which are the subject of such request, unless the Company has given the Purchaser a Notice of Registration and/or such Registrable Securities are the subject of an effective registration statement. As a condition precedent to the Company's preparation and filing of a registration statement, the Purchaser shall promptly provide the Company with all such information as the Company reasonably requests. The obligation of the Company under this Section 9.1 shall be limited to two registration statements.

     (b) If the Company at any time proposes to register any of its securities under the Act for sale to the public, whether for its own account or for the account of other security holders or both, except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public, provided the Registrable Securities are not otherwise subject to an effective registration statement, the Company will give the Purchaser written notice ("Notice of Registration") to cause such Registrable Securities to be included with the securities to be covered by the registration statement proposed to be filed by the Company. In the event that any registration pursuant to this Section 9.1(b) shall be, in whole or in part, an underwritten public offering of Common Stock of the Company, the number of shares of Registrable Securities to be included in such an underwriting may be reduced by the managing underwriter if and to the extent that the Company and the underwriter shall reasonably be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that the Company shall notify the Purchaser in writing of any such reduction. Notwithstanding the forgoing provisions, or Section 9.1(a) hereof, the Company may withdraw or delay or suffer a delay of any registration statement referred to in Section 9.1(a) or
(b) without thereby incurring any liability to the Purchaser, so long as the registration provisions are otherwise complied with by the Company.

     (c) If, a Request for Registration is received by the Company pursuant to
Section 9.1(a) and the Company determines to proceed with the preparation and filing of a registration statement under the Securities Act, such Request for Registration shall be deemed to have been given pursuant to Section 9.1(b) rather than Section 9.1(a), and the rights of the Purchaser pursuant to such Request for Registration shall be governed by Section 9.1(b).

     (d) The Company shall use its reasonable commercial efforts to file a Form SB-2 registration statement (or such other form that it is eligible to use) in order to register the Registrable Securities for resale and distribution under the Securities Act with the SEC within 14 days of the Closing Date (the "Filing Date"), and use its reasonable commercial efforts to cause such registration statement to be declared effective within 90 days of the Filing Date (the "Effective Date"). The Company will register not less than a number of shares of Common Stock in the aforedescribed registration statement that is equal to the Warrant Shares and 200% of the Note Shares issuable at the Conversion and Purchase Prices set forth in the Note and Warrant, respectively, that would be in effect on the Closing Date or the date of filing of such registration statement (employing the price which would result in the greater number of Shares), assuming the conversion of 100% of the principal amount of the Note which is then outstanding, and at least one share of Common Stock for each common share issuable upon exercise of the Warrant. Such registration statement will be promptly amended or additional registration statements will be promptly filed by the Company as necessary to register additional Company Shares to allow the public resale of all Common Stock included in and issuable by virtue of the Registrable Securities. No securities of the Company other than the Registrable Securities will be included in the registration statement described in this
Section 9.1(d).

     9.2 Registration Procedures. If and whenever the Company is required by the provisions hereof to effect the registration of the Registrable Securities under the Act, the Company will, as expeditiously as possible:

     (a) prepare and file with the SEC a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as herein provided), and promptly provide to the Purchaser copies of all filings and SEC letters of comment;

     (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the later of: (i) six months after the latest exercise period of the Warrant; (ii) twelve months after the Maturity Date of the Note or (iii) four years after the Closing Date, and comply with the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities covered by such registration statement in accordance with the Purchaser's intended method of disposition set forth in such registration statement for such period;

     (c) furnish to the Purchaser, and to each underwriter if any, such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as the Purchaser reasonably may request to facilitate the public sale or disposition of the securities covered by such registration statement;

     (d) use its best efforts to register or qualify the Purchaser's Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the Purchaser and in the case of an underwritten public offering, the managing underwriter shall reasonably request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

     (e) list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

     (f) immediately notify the Purchaser and each underwriter under such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

     (g) make available for inspection by the Purchaser, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by the Purchaser or underwriter, all publicly available, non-confidential financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all publicly available, non-confidential information reasonably requested by the seller, underwriter, attorney, accountant or agent in connection with such registration statement.

     9.3 Provision of Documents.

     (a) In connection with each registration hereunder, the Purchaser will furnish to the Company in writing such information and representation letters with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws. In connection with each registration pursuant to Section 9 covering an underwritten public offering, the Company and the Purchaser agree to enter into a written agreement with the managing underwriter in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

     9.4 Non-Registration Events. If (i) the Registration Statement described in
Section 9.1(a) is not filed within 30 days of such written request, or is not declared effective by the SEC on or prior to the date that is 90 days after such request, or (ii) the registration statement on Form SB-2 or such other form as described in Section 9.1(d) is not filed on or before the Filing Date or not declared effective on or before the sooner of the Effective Date, or within five days of receipt by the Company of a communication from the SEC that the registration statement described in Section 9.1(d) will not be reviewed, or
(iii) any registration statement described in Section 9.1(a) or (d) is filed and declared effective but shall thereafter cease to be effective (without being succeeded immediately by an additional registration statement filed and declared effective) for a period of time which shall exceed 30 days in the aggregate per year but not more than 20 consecutive calendar days (defined as a period of 365 days commencing on the date the Registration Statement is declared effective) (each such event referred to in this Section 9.4 is referred to herein as a "Non-Registration Event"), then, for so long as such Non-Registration Event shall continue, the Company shall pay in cash as Liquidated Damages to each holder of any Registrable Securities an amount equal to two percent (2%) per month or part thereof during the pendency of such Non-Registration Event of the principal of the Note issued in connection with the Offering, whether or not converted, then owned of record by such holder or issuable as of or subsequent to the occurrence of such Non-Registration Event. Payments to be made pursuant to this Section shall be due and payable immediately upon demand in immediately available funds. In the event a Mandatory Redemption Payment is demanded from the Company by the holder pursuant to Section 8.2 of this Agreement, then the Liquidated Damages described in this Section 9.4 shall no longer accrue on the portion of the purchase price underlying the Mandatory Redemption Payment, from and after the date the holder receives the Mandatory Redemption Payment. It shall be deemed a Non-Registration Event to the extent that all the Common Stock included in the Registrable Securities and underlying the Securities is not included in an effective registration statement as of and after the Effective Date at the conversion prices in effect from and after the Effective Date.

     9.5 Expenses. All expenses incurred by the Company in complying with
Section 9, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the NASD, transfer taxes, fees of transfer agents and registrars, fees of, and disbursements incurred by, one counsel for the Purchaser, and costs of insurance are called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Registrable Securities, including any fees and disbursements of any special counsel to the Purchaser beyond those included in Registration Expenses, are called "Selling Expenses."

     The Company will pay all Registration Expenses. All Selling Expenses in connection with each registration statement under Section 9 shall be borne by the Purchaser.

     9.6 Indemnification.

     (a) In the event of a registration of any Registrable Securities under the Securities Act pursuant to Section 9, the Company will indemnify and hold harmless the Purchaser, and its officers, directors and each other person, if any, who controls the Purchaser within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Purchaser, or such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act pursuant to Section 9, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Purchaser, and each such person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any the Purchaser or any such person in writing specifically for use in any such document.

     (b) In the event of a registration of the Registrable Securities under the Securities Act pursuant to Section 9, the Purchaser will indemnify and hold harmless the Company, and its officers, directors and each other person, if any, who controls the Company within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the Securities Act pursuant to Section 9, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Purchaser will be liable in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing to the Company by the Purchaser specifically for use in any such document.

     (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 9.6(c) and shall only relieve it from any liability which it may have to such indemnified party under this Section 9.6(c) if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 9.6(c) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

     (d) In order to provide for just and equitable contribution in the event of joint liability under the Securities Act in any case in which either (i) the Purchaser, or any controlling person of the Purchaser, makes a claim for indemnification pursuant to this Section 9.6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 9.6 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of the Purchaser or controlling person of the Purchaser in circumstances for which indemnification is provided under this Section 9.6; then, and in each such case, the Company and the Purchaser will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Purchaser is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, provided, however, that, in any such case, (A) the Purchaser will not be required to contribute any amount in excess of the public offering price of all such securities offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

     10. OFFERING RESTRICTIONS. Except as previously disclosed in the SEC Reports or stock or stock options granted to employees or directors of the Company; or equity or debt issued in connection with an acquisition of a business or assets by the Company; or the issuance by the Company of stock in connection with the establishment of a joint venture partnership or licensing arrangement (these exceptions hereinafter referred to as the "Excepted Issuances"), the Company will not issue any securities with a variable/floating conversion feature which are or could be (by conversion or registration) free-trading securities prior to the expiration of 12 months from the actual effective date of the registration statement described in Section 9.1(d) above (the "Exclusion Period"). This restriction shall not prohibit the Company from issuing any equity, convertible debt or other securities prior to the expiration of the Exclusion Period, provided that such equity, convertible debt or other securities are restricted securities when issued and remain restricted until the expiration of the Exclusion Period. Notwithstanding the above, if the Purchaser elects not to further fund the Company following the transaction contemplated hereby, the Purchaser shall waive the provisions of this Section 10.

     11. SECURITY INTEREST. As a condition of Closing, the Company will grant to the Purchaser a security interest in certain assets of the Company pursuant to a Security Agreement. The Company will also execute all such documents reasonably necessary to memorialize and further protect the security interest described above.

     12. MISCELLANEOUS.

     12.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of California or in the federal courts located in the state of California. Both parties and the individuals executing this Agreement and other agreements on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

     12.2 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Purchaser and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

     12.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Securities from time to time.

     12.4 Entire Agreement. This Agreement, the exhibits and schedules hereto, the Related Agreements and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

     12.5 Severability. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     12.6 Amendment and Waiver.

     (a) This Agreement may be amended or modified only upon the written consent of the Company and the Purchaser.

     (b) The obligations of the Company and the rights of the holders of the Securities under the Agreement may be waived only with the written consent of such holders of Securities. The rights of the holder of a Note may be waived only with the written consent of the holder of such Note.

     12.7 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement or the Related Agreements, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. All remedies, either under this Agreement, the Note or the Related Agreements, by law or otherwise afforded to any party, shall be cumulative and not alternative.

     12.8 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address as set forth on the signature page hereof and to the Purchaser at the address set forth on the signature page hereto for such Purchaser, with a copy in the case of the Purchaser to Daniel M. Laifer, Esq., 152 West 57th Street, 4th Floor, New York, NY 10019, facsimile number (212) 541-4434, or at such other address as the Company or the Purchaser may designate by ten days advance written notice to the other parties hereto.

     12.9 Attorneys' Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including, without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

     12.10 Titles and Subtitles. The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     12.11 Facsimile Signatures; Counterparts. This Agreement may be executed by facsimile signatures and in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     12.12 Broker's Fees. Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein, except as specified herein with respect to the Purchaser. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 12.12 being untrue.

     12.13 Indemnification. The Company shall indemnify the Purchaser for any losses or expenses incurred by the Purchaser in connection with any claims brought against the Purchaser by any third party (including any other stockholder of the Company) as a result of the transactions contemplated by this Agreement, other than for a breach of representation or warranty made by the Purchaser herein.

     12.14 Construction. Each party acknowledges that its legal counsel participated in the preparation of this Agreement and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Agreement to favor any party against the other.

                 [Securities Purchase Agreement Signature Page]

         IN WITNESS WHEREOF, the parties hereto have executed the SECURITIES PURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.


COMPANY:                                                     PURCHASER:

VALCOM, INC.                                                 LAURUS MASTER FUND, LTD.

                                                             By:
By:                                                          Name:
   --------------------------------------------------
Name:                                                        Address:    c/o Ironshore Corporate Services Ltd.
Title:                                                                   P.O.  Box 1234  G.T.,  Queensgate  House,  South
Address:                                                                 Church Street
26030 Avenue Hall - Studio #5                                            Grand Cayman, Cayman Islands
Valencia, California 91355


VALENCIA ENTERTAINMENT INTERNATIONAL, L.L.C.



By:
Name:
Title:
Address:
26030 Avenue Hall - Studio #5
Valencia, California 91355



                                LIST OF EXHIBITS


Form of Offering Convertible Note                                               Exhibit A

Form of Warrant                                                                 Exhibit B

Form of Opinion                                                                 Exhibit C



                                       A-1
                                    EXHIBIT A

                            FORM OF CONVERTIBLE NOTE

                                       B-1
                                    EXHIBIT B

                                 Form of warrant

                                       C-2
                                    EXHIBIT C


                                 FORM OF OPINION


                  1. ValCom is a corporation validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as it is now being conducted. Valencia is a company validly existing and in good standing under the laws of the state of California and has all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as it is now being conducted.

                  2. The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under the Agreement and Related Agreements. All corporate action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization of the Agreement and Related Agreements, and the performance of all obligations of the Company thereunder at the Closing, and (ii) the authorization, sale, issuance and delivery of the Securities pursuant to the Agreement and the Related Agreements has been taken. The Note Shares and the Warrant Shares, when issued pursuant to and in accordance with the terms of the Agreement and upon delivery, shall be validly issued and outstanding, fully paid and non assessable.

                  3. The execution, delivery and performance of the Agreement, the Note or the Related Agreements by the Company and the consummation of the transactions contemplated by any thereof, will not, with or without the giving of notice or the passage of time or both:

                           (a) Violate the provisions of the Charter or bylaws
                  of the Company; or

                           (b) To the best of such counsel's knowledge, violate
                  any judgment, decree, order or award of any court binding upon the Company.

                  4. The Agreement and Related Agreements constitute and the Note, upon their issuance will constitute, valid and legally binding obligations of the Company, and are enforceable against the Company in accordance with their respective terms.

                  5. The sale of the Note and the subsequent conversion of the
Note into Note Shares are not and will not be subject to any preemptive rights or, to such counsel's knowledge, rights of first refusal that have not been properly waived or complied with. The sale of the Warrant and the subsequent exercise of the Warrant for Warrant Shares are not and will not be subject to any preemptive rights or, to such counsel's knowledge, rights of first refusal that have not been properly waived or complied with.

                  6. Assuming the accuracy of the representations and warranties of the Purchasers contained in the Agreement, the offer, sale and issuance of the Securities will be exempt from the registration requirements of the Securities Act, and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws. To the best of such counsel's knowledge, neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy and security under circumstances that would cause the offering of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act which would prevent the Company from selling the Securities pursuant to Rule 506 under the Securities Act, or any applicable exchange-related stockholder approval provisions.

                  7. There is no action, suit, proceeding or investigation pending or, to the best of such counsel's knowledge, currently threatened against the Company that questions the validity of the Agreement or the Related Agreements or the right of the Company to enter into any of such agreements, or to consummate the transactions contemplated thereby, or which might result, either individually or in the aggregate, in any material adverse change in the assets, condition, affairs or prospects of the Company, financially or otherwise, or any change in the current equity ownership of the Company. To the best of such counsel's knowledge, the Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality; nor is there any action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.